Exhibit 99.2

1100 Peachtree Street, Suite 700
Atlanta, Georgia 30309-4516
Telephone: 404-688-6841
Fax: 404-688-1075

February 26, 2008

Securities and Exchange Commission

450 5th Street N.W.

Washington, D.C. 20549

Re: Sciele Pharma, Inc., Commission File No. 000-30123

We have been furnished with a copy of the response to Item 4.02 of Form 8-K for the event that occurred on February 26, 2008, to be filed by our client, Sciele Pharma, Inc. We agree with the statments made in response to that Item.

Very truly yours,